[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.45

October 19, 2004

Chris Penland, Ph.D.

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Penland:

The purpose of this Letter Agreement is to amend the Study Funding Agreement, dated June 17, 2003, as amended, between the undersigned parties (the “Agreement”). By signing below, the undersigned parties agree as follows:

1.	In Section 8.1(c) of the Agreement, [ * ] shall be replaced with [ * ].

2.	CFFT’s obligation to make the [ * ] under Exhibit B of the Agreement for [ * ] is hereby waived.

3.	CFFT shall pay Hollis-Eden [ * ], which payment shall be made within thirty (30) days.

4.	Within [ * ], the parties shall mutually agree in writing to:

a.	a revised Work Plan under Section 2.2 of the Agreement, and

b.	a revised Exhibit B which shall reflect the revised Work Plan.

5.	The revised Exhibit B shall become part of this Agreement.

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ E. Loumeau
Eric J. Loumeau Vice President, General Counsel

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ R. Beall
Robert J. Beall, Ph.D. President and CEO